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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                 ----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                     -------------------------------------


               DATE OF REPORT:                    OCTOBER 6, 2003
                                        ---------------------------------
                                        (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                      0-16284              38-2774613
--------------------------------   --------------------   ----------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE       (I.R.S. EMPLOYER
        INCORPORATION)                    NUMBER)         IDENTIFICATION NUMBER)


         27335 West 11 Mile Road
          Southfield, Michigan                                       48034
----------------------------------------                       -----------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  On October 8, 2003, TechTeam Global, Inc. issued a press release announcing the appointment of Robert W. Gumber, age 54, as Vice President of Operations, Europe. For the year and a half prior to joining TechTeam, Mr. Gumber owned and operated RWG and Associates, L.L.C., a consulting company providing supply chain consulting services. From April 2001 to October 2001, he was Director, Material Planning and Logistics for Visteon Corporation. He was Supply Director, for the Interior/Exterior Systems Division of Visteon from the middle of 1999 through April of 2001. For the prior two years, he was Supply Manager, Interior Systems Divisions for Visteon. The press release is attached as Exhibit 99, and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           Not applicable.

         (b)      Pro forma financial information.

                           Not applicable.

         (c)      Exhibits.

99       Press Release of TechTeam Global, Inc., dated October 8, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TECHTEAM GLOBAL, INC.


                                            By: /s/ Michael A. Sosin
                                                --------------------------------
                                                Michael A. Sosin
                                                Secretary

Date: October 8, 2003


                                      -3-
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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.      Press Release of TechTeam Global, Inc., dated October 8, 2003.



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